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                                                                    Exhibit 99.5






                             LETTER OF TRANSMITTAL




                           OFFER FOR ALL OUTSTANDING

             $110,000,000 9 1/8% SENIOR NOTES DUE FEBRUARY 1, 2008


                                IN EXCHANGE FOR

             $110,000,000 9 1/8% SENIOR NOTES DUE FEBRUARY 1, 2008


                            OF DIAMOND HOLDINGS PLC


               GUARANTEED AS TO PAYMENT OF PRINCIPAL AND INTEREST
                      BY DIAMOND CABLE COMMUNICATIONS PLC



                PURSUANT TO THE PROSPECTUS, DATED MAY 12, 1998



THIS EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M. NEW YORK CITY TIME, ON JUNE 15, 1998, UNLESS EXTENDED (THE "EXPIRATION DATE"). TENDERS MAY BE WITHDRAWN PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE.


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              Delivery To: The Bank of New York, as Exchange Agent
                        If by Hand or Overnight Courier:

                              The Bank of New York
                              101 Barclay Street
                            New York, New York 10286
                   Attention: Securities Processing Window -
                        Ground Level Reorganization, 7E

                                       or

                      If by Registered or Certified Mail:

                              The Bank of New York
                               101 Barclay Street
                            New York, New York 10286
                           Attention: Enrique Lopez -
                         Corporate Trust Operations, 7E

                                If by Facsimile:

                                 (212) 571-6339
                                 Enrique Lopez

                             Confirm by Telephone:

                         Enrique Lopez: (212) 815 2742

     DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE, OR TRANSMISSION VIA FACSIMILE OTHER THAN AS SET FORTH ABOVE, WILL NOT CONSTITUTE A VALID DELIVERY.

     The undersigned acknowledges that he or she has received and reviewed the Prospectus dated May 12, 1998 (the "Prospectus"), of Diamond Holdings plc (the "Issuer"), and this letter of transmittal (the "Letter"), which together constitute the Issuer's offer (the "Exchange Offer") to exchange $1,000 in principal amount of a new series of 9 1/8% Senior Notes due February 1, 2008 (the "New Notes") for each $1,000 in principal amount of outstanding 9 1/8% Senior Notes due February 1, 2008 (the "Old Notes"). Capitalized terms used but not defined herein have the meanings given to them in the Prospectus.

     In connection with the Exchange Offer by the Issuer, Book-Entry Interests in the depositary interests in the Old Notes ("Old Book-Entry Interests") may be tendered to the Book-Entry Depositary in exchange for Book-Entry Interests in the depositary interests in the New Notes ("New Book-Entry Interests") which are traded through the facilities of DTC ("DTC" or the "Book-Entry Transfer Facility"). In such case, the Book-Entry Depositary has committed to exchange a like principal amount of New Book-Entry Interests for the Old Book-Entry Interests so tendered. Other than as described below, the terms and conditions for exchanging Old Book-Entry Interest for New Book-Entry Interests are identical to the terms and conditions for exchanging Old Notes for New Notes. This instrument is to be used for purposes of such exchange. In this regard, except as the context otherwise requires, holders, as used below, includes, as appropriate, any participants in the Book-Entry Transfer Facility system whose names appear on a security position as holders of Book-Entry Interests, references to New or Old Notes include New or Old Book-Entry Interests and provisions of the following discussion that apply to the Issuer also apply, as appropriate, to the Book-Entry Depositary. The Exchange Agent for the Issuer will also act as exchange agent for the Global Depositary in effecting such change. See Instruction 2.





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     For each Old Note accepted for exchange not validly withdrawn, the holder of such Old Note will receive a New Note having a principal amount at maturity equal to that of the surrendered Old Note. Holders of Old Notes accepted for exchange will be deemed to have waived the right to receive any other payments or accrued interest on the Old Notes. The Issuer expressly reserves the right, at any time or from time to time, to extend the period of time during which the Exchange Offer is open, and thereby delay acceptance of any Old Notes, by giving oral or written notice of such extension to the Exchange Agent and notice of such extension to the holders as described in the next sentence, in which event the term "Expiration Date" shall mean the latest time and date to which the Exchange Offer is extended. The Issuer shall notify the holders of the Old Notes of any extension by means of a press release or other public announcement prior to 5:00 p.m., New York City time, on the next business day after the previously scheduled Expiration Date. Notwithstanding the foregoing, pursuant to the Registration Rights Agreement, the Issuer has agreed to keep the Exchange Offer open for not less than 30 days after the date notice thereof is mailed to the holders of the Old Notes (or longer if required by applicable law).

     Either this Letter or an Agent's Message is to be completed by a holder of Old Notes in order to tender Old Notes. All deliveries of Old Notes must be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company (the "Book-Entry Transfer Facility") pursuant to the procedures set forth in the Prospectus under "The Exchange Offer -- Procedures for Tendering Book-Entry Interests". Holders of Old Notes who are unable to deliver confirmation of the book-entry tender of their Old Notes into the Exchange Agent's account at The Book-Entry Transfer Facility (a "Book-Entry Confirmation") or all other documents required by this Letter to the Exchange Agent on or prior to the Expiration Date, must tender their Old Notes according to the guaranteed delivery procedures set forth in the Prospectus under "The Exchange Offer -- Guaranteed Delivery Procedures". See Instruction 1. Delivery of documents to the Book-Entry Transfer Facility does not constitute delivery to the Exchange Agent.

     The undersigned has completed the appropriate boxes below and signed this Letter to indicate the action the undersigned desires to take with respect to the Exchange Offer.

     List below the Old Notes to which this Letter relates. If the space provided below is inadequate, the principal amount of Old Notes should be listed on a separate signed schedule affixed hereto.


                            DESCRIPTION OF OLD NOTES

                                               1                     2

                                      AGGREGATE PRINCIPAL
NAME(S) AND ADDRESS(ES) OF HOLDER(S)  AMOUNT OF OLD         PRINCIPAL AMOUNT
     (PLEASE FILL IN, IF BLANK)       NOTE(S)               TENDERED*


                                      Total



* Unless otherwise indicated in this column, a holder will be deemed to have tendered ALL of the Old Notes represented by the Old Notes indicated in column
1. Old Notes tendered hereby must be in denominations of principal amount of $1,000 and any integral multiple thereof. See Instruction 1.


     [] CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY BOOK-ENTRY TRANSFER MADE TO THE ACCOUNT MAINTAINED BY THE EXCHANGE AGENT WITH THE BOOK-ENTRY TRANSFER FACILITY AND COMPLETE THE FOLLOWING:

     Name of Tendering Institution

     Book-Entry Transfer Facility:

     Account Number                    Transaction Code Number





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     By crediting the Old Notes to the Exchange Agent's account at the
Book-Entry Transfer Facility in accordance with the Book-Entry Transfer Facility's Automated Tender Offer Program ("ATOP") and by complying with applicable ATOP procedures with respect to the Exchange Offer, including transmitting a computer-generated message (an "Agent's Massage") to the Exchange Agent in which the holder of the Old Notes acknowledges and agrees to be bound by the terms of this Letter, the participant in the Book-Entry Transfer Facility confirms on behalf of itself and the beneficial owners of such Old Notes all provisions of this Letter applicable to it and such beneficial owners as fully as if it had completed the information required herein and executed and transmitted this Letter to the Exchange Agent.


[] CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A NOTICE OF GUARANTEED DELIVERY PREVIOUSLY SENT TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

     Name(s) of Holder(s)

     Name of Institution with guaranteed delivery

     Book-Entry Transfer Facility:

     Account Number   Transaction Code Number

[] CHECK HERE IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

     Name:

     Address:



     You are entitled to as many copies as you may reasonably request and if you need more than 10 copies, please so indicate by a notation below.

             PLEASE READ THE ACCOMPANYING INSTRUCTIONS CAREFULLY

LADIES AND GENTLEMEN:

     Upon the terms and subject to the conditions of the Exchange Offer, the undersigned hereby tenders to the Book-Entry Depositary the aggregate principal amount at maturity of Old Notes indicated above. Subject to, and effective upon, the acceptance for exchange of the Old Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Book-Entry Depositary all right, title and interest in and to such Old Notes as are being tendered hereby. Each participant in the Book-Entry Transfer Facility transmitting by means of the Book-Entry Transfer Facility a computer-generated message forming part of a Book-Entry Confirmation, on behalf of itself and the beneficial owner of the Old Notes tendered thereby, acknowledges receipt of the Prospectus and this Letter and agrees to be bound by the terms and conditions of the Exchange Offer as set forth in the Prospectus and this Letter.





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     The undersigned hereby represents and warrants that the undersigned has full power and authority to tender, sell, assign and transfer the Old Notes tendered hereby and that the Book-Entry Depositary will acquire good and unencumbered title thereto, free and clear of all liens, restrictions, charges and encumbrances and not subject to any adverse claim when the same are accepted by the Book-Entry Depositary. The undersigned hereby irrevocably constitutes and appoints the Exchange Agent its agent and attorney-in-fact with full power of substitution, for purposes of delivering this Letter and the Old Notes to the Book-Entry Depositary. The Power of Attorney granted in this paragraph shall be deemed irrevocable from and after the Expiration Date and coupled with an interest.

     The Undersigned also acknowledges that this Exchange Offer is being made by the Issuer in reliance on an interpretation by the staff of the Securities and Exchange Commission (the "SEC"), as set forth in no-action letters issued to third parties, that the New Notes issued in exchange for the Old Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by holders thereof (other than a broker-dealer, as set forth below, or any such holder that is an "affiliate" of the Issuer within the meaning of Rule 405 under the Securities Act of 1933, as amended (the "Securities Act")) without compliance with the registration and prospectus delivery provisions of the Securities Act, provided that such New Notes are acquired in the ordinary course of such holders' business and such holders have no arrangement with any person to participate in the distribution (within the meaning of the Securities
Act) of such New Notes. By tendering, each holder of Old Notes represents to the Issuer and the Book-Entry Depositary that (i) the New Notes acquired pursuant to the Exchange Offer are being obtained in the ordinary course of business of the person receiving such New Notes, whether or not such person is such holder, (ii) neither the holder of Old Notes nor any such other person has an arrangement or understanding with any person to participate in the distribution of such New Notes, (iii) if the holder is not a broker-dealer or is a broker-dealer but will not receive New Notes for its own account in exchange for Old Notes, neither the holder nor any such other person is engaged in or intends to participate in a distribution of such New Notes and (iv) neither the holder nor any such other person is an "affiliate" of the Issuer within the meaning of Rule 405 under the Securities Act. By tendering each holder of Old Notes that is a broker-dealer (whether or not it is also an "affiliate") that will receive New Notes for its own account pursuant to the Exchange Offer, represents that the Old Notes to be exchanged for the New Notes were acquired by it as a result of market-making activities or other trading activities, and acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such New Notes; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an "underwriter" within the meaning of the Securities Act. The undersigned acknowledges that in reliance on an interpretation by the staff of the SEC, a broker-dealer may fulfill his prospectus delivery requirements with respect to the New Notes (other than a resale of an unsold allotment from the original sale of the Old Notes) with the Prospectus which constitutes part of this Exchange Offer.

     The undersigned will, upon request, execute and deliver any additional documents deemed by the Issuer or the Book-Entry Depositary to be necessary or desirable to complete the sale, assignment and transfer of the Old Notes tendered hereby. All authority conferred or agreed to be conferred in this Letter and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned.
The tender may be withdrawn only in accordance with the procedure with the procedure set forth in "The Exchange Offer -- Withdrawal Rights" section of the Prospectus.

     Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, please credit the account indicated above maintained at the Book-Entry Transfer Facility.

     THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF OLD NOTES" ABOVE AND SIGNING THIS LETTER, WILL BE DEEMED TO HAVE TENDERED THE OLD NOTES AS SET FORTH IN SUCH BOX ABOVE.






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     IMPORTANT: THIS LETTER OR A FACSIMILE HEREOF OR AN AGENT'S MESSAGE
(TOGETHER WITH A BOOK-ENTRY CONFIRMATION AND ANY OTHER REQUIRED DOCUMENTS OR THE NOTICE OF GUARANTEED DELIVERY) MUST BE RECEIVED BY THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON OR PRIOR TO THE EXPIRATION DATE.


                       SPECIAL ISSUANCE INSTRUCTIONS
                        (SEE INSTRUCTIONS 3 AND 4)

     To be completed ONLY if New Notes and/or if Old Notes delivered by book-entry transfer which are not accepted for exchange are to be credited to an account maintained at a Book-Entry Transfer Facility other than the account indicated above.

     Issue: New Notes and/or Old Notes to:

     Names(s)......................................
            (PLEASE TYPE OR PRINT)

     ..............................................
            (PLEASE TYPE OR PRINT)

     Address ......................................

     ..............................................
              (ZIP CODE)

     ..............................................
         (TAX IDENTIFICATION OR SOCIAL SECURITY NO.)

[] Credit New Notes and/or unexchanged Old Notes to a Book-Entry Transfer Facility account set forth below.

      ______________________________________________
      (BOOK-ENTRY TRANSFER FACILITY ACCOUNT NUMBER)


       PLEASE READ THIS ENTIRE LETTER OF TRANSMITTAL
       CAREFULLY BEFORE COMPLETING ANY BOX ABOVE.





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                               PLEASE SIGN HERE
                  (TO BE COMPLETED BY ALL TENDERING HOLDERS)

     Dated:.............................................................., 1998

      x............................................................., 1998

      x...................... ......................................, 1998
       (SIGNATURE(S) OF OWNER)                       (DATE)

     Area Code and Telephone Number..........................................



     If a holder is tendering any Old Notes, this Letter must be signed by the person in whose name such Old Notes are registered on the security position listing maintained by a Book-Entry Transfer Facility or by any person(s) authorized to become holder(s) by documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.

     Name(s):..................................................................

     ..........................................................................
                           (PLEASE TYPE OR PRINT)

     Capacity:.................................................................

     Address:..................................................................

     ..........................................................................
                           (INCLUDING ZIP CODE)

                           SIGNATURE GUARANTEE
                          (IF REQUIRED BY INSTRUCTION 3)

     SIGNATURE(S) GUARANTEED BY
     AN ELIGIBLE INSTITUTION:..................................................
                            (AUTHORIZED SIGNATURE)

     ..........................................................................
                             (TITLE)
     ..........................................................................
                            (NAME OF FIRM)

     Dated:....................................................................





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                                  INSTRUCTIONS

         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER
   FOR ALL OUTSTANDING $110,000,000 9 1/8% SENIOR NOTES DUE FEBRUARY 1, 2008 IN EXCHANGE FOR THE $110,000,000 9 1/8% SENIOR NOTES DUE FEBRUARY 1, 2008
                            OF DIAMOND HOLDINGS PLC
               GUARANTEED AS TO PAYMENT OF PRINCIPAL AND INTEREST
                      BY DIAMOND CABLE COMMUNICATIONS PLC

1 Delivery of this Letter and Notes; Guaranteed Delivery Procedures

     Either this Letter or an Agent's Message is to be completed by holders (which term, for purposes of the Exchange Offer, includes any participant in a Book-Entry Transfer Facility system whose name appears on a security position listing as the holder of such Old Notes) in order to tender Old Notes. All tenders of Old Book-Entry Interests must be made pursuant to the procedures for delivery by book-entry transfer set forth in the Prospectus under "The Exchange Offer -- Book-Entry Transfer." A Book-Entry Confirmation, as well as either
(i) a properly completed and duly executed Letter (or manually signed facsimile hereof) and all other documents required by this Letter or (ii) an Agent's Message, must be received by the Exchange Agent on or prior to the Expiration Date, or the tendering holder must comply with the guaranteed delivery procedures set forth below. Old Notes tendered hereby must be in denominations of principal amount at maturity of $1,000 and any integral multiple thereof.

     Holders who cannot deliver all required documents to the Exchange Agent on or prior to the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, may tender their Old Notes pursuant to the guaranteed delivery procedures set forth in the Prospectus under "The Exchange Offer -- Guaranteed Delivery Procedures". Pursuant to such procedures,
(i) such tender must be made through an Eligible Institution, (ii) on or prior to the Expiration Date, the Exchange Agent must receive from such Eligible Institution either a properly completed and duly executed Letter (or a facsimile thereof) or a properly transmitted Agent's Message and Notice of Guaranteed Delivery, substantially in the form provided by the Issuer (by telegram, telex, facsimile transmission, mail or hand delivery), setting forth the name and address of such holder of Old Notes and the amount of Old Notes tendered, stating that the tender is being made thereby and guaranteeing that within three New York Stock Exchange ("NYSE") trading days after the date of execution of the Notice of Guaranteed Delivery, a Book-Entry Confirmation and all other documents required by the Letter will be deposited by the Eligible Institution with the Exchange Agent, and (iii) Book-Entry Confirmation and all other documents required by this letter are received by the Exchange Agent within three NYSE trading days of the date of execution of the Notice of Guaranteed Delivery.

     The method of delivery of this Letter, the Old Notes and all other documents required by this Letter is at the election and risk of the tendering holders, but the delivery will be deemed made only when actually received or confirmed by the Exchange Agent. If required documents are sent by mail, it is suggested that the mailing be made sufficiently in advance of the Expiration Date to permit delivery to the Exchange Agent prior to 5:00 p.m., New York City time, on or prior to the Expiration Date. No Letters should be sent to the Issuer.

     See the Prospectus under "The Exchange Offer".

2 Tender by Holder

     Only a holder of record may tender such Old Notes in the Exchange Offer. Any beneficial owner of Old Notes who wishes to tender should arrange with The Depository Trust Company, a participant whose name appears on a security position maintained by a Book-Entry Transfer Facility or the owner of the Old Notes to execute and deliver this Letter or an Agent's Message on his or her behalf.

3 Signatures on this Letter; Bond Powers and Endorsements; Guarantee of
Signatures





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     If this Letter is signed by the a Book-Entry Transfer Facility participant whose name appears on a security position maintained by a Book-Entry Transfer Facility, the signature must correspond exactly with such participant's name as it appears on a security position maintained by a Book-Entry Transfer Facility listing such participant as the owner of the Old Notes, without any change whatsoever.

     If any tendered Old Notes are owned of record by two or more joint owners, all of such owners must sign this Letter.

     When this Letter is signed by the holders of the Old Notes specified herein and tendered hereby, no separate bond powers are required. If, however, the New Notes are to be issued, or any untendered Old Notes are to be reissued, to a person other than the holder, then separate bond powers are required. Signatures on such bond powers must by guaranteed by an Eligible Institution.

     If this Letter or any bond powers are signed by the trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Issuer, proper evidence satisfactory to the Issuer of their authority to so act must be submitted.

     SIGNATURES ON BOND POWERS REQUIRED BY THIS INSTRUCTION 3 MUST BE GUARANTEED BY A FIRM WHICH IS A MEMBER OF A REGISTERED NATIONAL SECURITIES EXCHANGE OR A MEMBER OF THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. OR BY A COMMERCIAL BANK OR TRUST COMPANY HAVING AN OFFICE OR CORRESPONDENT IN THE UNITED STATES (AN "ELIGIBLE INSTITUTION").

     SIGNATURES ON THIS LETTER NEED NOT BE GUARANTEED BY AN ELIGIBLE INSTITUTION IF: (I) THIS LETTER IS SIGNED BY ANY PARTICIPANT IN A BOOK-ENTRY TRANSFER FACILITY WHOSE NAME APPEARS ON A SECURITY POSITION LISTING MAINTAINED BY A BOOK-ENTRY TRANSFER FACILITY AS THE OWNER OF THE OLD NOTES AND SUCH PERSON HAS NOT COMPLETED THE BOX ENTITLED "SPECIAL ISSUANCE INSTRUCTIONS" ON THIS LETTER, OR (II) THE OLD NOTES ARE TENDERED FOR THE ACCOUNT OF AN ELIGIBLE INSTITUTION.

4 Special Issuance Instruction.

     Tendering holders of Old Notes should indicate in the box the Book-Entry Transfer Facility account to which New Notes issued pursuant to the Exchange Offer and/or substitute Old Notes not exchanged are to be issued, if different from the a Book-Entry Transfer Facility account of the person signing this Letter. The employer identification or social security number of the person named must also be indicated. If no such instructions are given, such New Notes and/or Old Notes not exchanged will be credited to a Book-Entry Transfer Facility account of the person signing this Letter.

5 Transfer Taxes

     The Issuer will pay all transfer taxes, if any, applicable to the transfer of Old Notes to it or its order pursuant to the Exchange Offer. If, however, a transfer tax is imposed for any reason other than the transfer of Old Notes to the Issuer or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the holder or any other person) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

6 Waiver of Conditions

     The Issuer reserves the absolute right to waive satisfaction of any or all conditions enumerated in the Prospectus.





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7 No Conditional Tenders

     No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Old Notes, by execution of this Letter, shall waive any right to receive notice of the acceptance of their Old Notes for exchange.

     Neither the Issuer, the Exchange Agent nor any other person is obligated to give notice of any defect or irregularity with respect to any tender of Old Notes nor shall any of them incur any liability for failure to give any such notice.

8 Requests for Assistance or Additional Copies

     Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter, may be directed to the Exchange Agent, at the address and telephone and facsimile numbers indicated above.

9 Incorporation of Letter of Transmittal

     This Letter shall be deemed to be incorporated in and acknowledged and accepted by any tender through The Depository Trust Company's ATOP procedures by any participant in the Book-Entry Transfer Facility on behalf of itself and the beneficial owners of any Old Notes so tendered.





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